Exhibit 99.2

2020 Results and Outlook Leading the Clean Energy Transition February 4, 2021

2 Enter “so what” if necessary – Century Gothic, Bold, Size 18 or smaller This presentation is made as of the date hereof and contains “forward - looking statements” as defined in Rule 3b - 6 of the Securit ies Exchange Act of 1934, Rule 175 of the Securities Act of 1933, and relevant legal decisions. The forward - looking statements are subject to risks and uncertainties. All forward - looking statements should be considered in the context of the risk and other factors detailed from time to time in CMS Energy’s and Consumers Energy’s Securities and Exchange Commi ssi on filings. Forward - looking statements should be read in conjunction with “FORWARD - LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections of CMS Energy’s and Consumers Energy’s most recent Form 10 - K and as updated in reports CMS Energy and Consumers Energy file with the Securities and Exchange Commission. CMS Energy’s and Consum ers Energy’s “FORWARD - LOOKING STATEMENTS AND INFORMATION” and “RISK FACTORS” sections are incorporated herein by reference and discuss important factors th at could cause CMS Energy’s and Consumers Energy’s results to differ materially from those anticipated in such statements. CMS Energy and Consumers Energy undertake no o bligation to update any of the information presented herein to reflect facts, events or circumstances after the date hereof. The presentation also includes non - GAAP measures when describing CMS Energy’s results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy provides historical financial results on both a reported (GAAP) and adjusted (non - GAAP) basis and provides forward - lo oking guidance on an adjusted basis. During an oral presentation, references to “earnings” are on an adjusted basis. All references to net income refer to net income availabl e to common stockholders and references to earnings per share are on a diluted basis. Adjustments could include items such as discontinued operations, asset sales, impa irm ents, restructuring costs, regulatory items from prior years, or other items. Management views adjusted earnings as a key measure of the company’s present operating financial perfo rma nce and uses adjusted earnings for external communications with analysts and investors. Internally, the company uses adjusted earnings to measure and assess performance. Because the company is not able to estimate the impact of specific line items, which have the potential to significantly impact, favorably or unfavorably, the company's rep orted earnings in future periods, the company is not providing reported earnings guidance nor is it providing a reconciliation for the comparable future period earnings. The adjust ed earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for the reported earnings. Similarly , m anagement views the ratio of Funds From Operations (FFO)/Average Debt as a key measure of the company’s operating financial performance and its financial position, and uses the ra tio for external communications with analysts and investors. Because the company does not establish its target FFO/Average Debt ratio based on a specific target numerator and target denominator, the company is unable to provide a reconciliation to a comparable GAAP financial measure for future periods. Management also views adjusted operating and maintenance (O&M) expenses as an important measure of operating efficiency. This measure excludes expenses related to energy efficiency because they have no i mpa ct on net income, as well as certain historical amounts that reduce comparability to the current period. Other adjustments could include restructuring costs and regulatory i tem s from prior years. Because the company is not able to estimate the impact of specific line items that have the potential to significantly impact reported maintenance and o the r operating expenses, the company is not providing a reconciliation for the comparable future period expenses. Investors and others should note that CMS Energy routinely posts important information on its website and considers the Inves tor Relations section, www.cmsenergy.com/investor - relations, a channel of distribution. Presentation endnotes are included after the appendix. 2

A Simple Investment Thesis . . .


Clean Energy Leader
Aging Infrastructure
Diversified Service Territory
CMS ENERGY
Strong Cash Flow & Balance Sheet
Affordable Prices
Constructive Legislation
UTILITY WORK AHEAD

Nearly two decades of industry-leading financial performance

Industry-leading clean energy commitment
Net Zero Carbon (2040) & Net Zero Methane (2030)[a]

Excellence through the CE WAY

Top-tier regulatory jurisdiction[b]

Premium total shareholder return
6% to 8% adjusted EPS growth + ~3% dividend yield

Presentation endnotes are included after the appendix.

. . . delivers results for ALL our stakeholders.

3

4 Recession Consistent Growth Through . . . . . . changing circumstances. 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 Recession Adjusted EPS Dividend +7% +6% to +8% Weather Help Hurt Cold winter Mild summer Warm winter Warm winter Mild summer Cold winter Summer - less Hot summer Hot summer Warm winter Mild summer Polar vortex Cold Feb Warm Dec Warm winter Warm winter Hot summer Storms Pandemic Governor (D) Governor (R) Gov. (D) Commission (D) Commission (D) Commission (R) Commission (I) Comm. (D) Dave Joos John Russell Patti Poppe K. Whipple Garrick Rochow 7% Adjusted EPS CAGR

5 vs. Prior Year Amount 2020 Financial Results & Outlook . . . . . . 18 th consecutive year of industry - leading financial performance. 2020 Results vs. 2020 guidance • Adjusted EPS $2.67 Up +7% • Adjusted OCF (MM) a $1,976 Up $226 MM 2021 Outlook • Adjusted EPS Guidance $2.83 – $2.87 Raised, up 1 ¢ • Annual Dividend $1.74 Up +7% Long - term Outlook • Adjusted EPS and DPS growth +6% to +8% Maintains top - tier growth • 5 - yr Capital Plan (Bn) ~$13¼ Up $1 Bn Presentation endnotes are included after the appendix. vs. preliminary 2021 guidance

6 2020 Successes . . . . . . delivered across the Triple Bottom Line. • 18 years of +7% e adjusted EPS growth • Dividend +7% YoY, 15th increase in as many years • Realized >$100 MM in cost savings Profit • >$80 MM to customers & communities • 1st quartile employee engagement a & customer experience b • 126 MW of new load; >$2½ Bn of Michigan investment & >4K jobs • >800 MW of new wind • 300 MW of new solar c (of 1,100 MW by 2024) • > $700 MM to support clean energy transition d • >500 MW of Demand Response People Planet Excellence through the Presentation endnotes are included after the appendix.

Investing in the Clean Energy Transition . . .

CMS ENERGY

Customer Investment



Clean Energy Generation
Electric
Gas
+$1 Bn
~$12¼
~$13¼ Bn
16%
43%
41%
18%
42%
40%
'20-'24
Prior Plan
'21-'25
New Plan

$25 Bn 10-yr Plan with $3 - $4 Bn of Opportunities

Clean Energy Mix[c]

(Estimated Clean Energy % Adjusted EPS)



Delivers:
✓40% investment in Clean Energy Transition[a]
✓>7% annual rate base growth[b]
✓Incentives above authorized ROE
$3 - $6 Bn
Solar Investment
PLUS
Incentives on PPAs & Demand Response
~1½%
~12%
2008
Today
2040

Presentation endnotes are included after the appendix.

. . . while focusing on safety, reliability & affordability.

7

Our Entire Cost Structure . . .

Cost Components



100%
0%
Fuel and Power Costs
O&M Costs
Taxes
Capital Investments
Cost of Capital
~70% Non-capital related
~$19 Bn Customer investment (2007-2019)

CE residential utility bill as % of wallet at ~3%[a]
(down 100 bps from 2007)

Estimated Cost Savings

Year	Event	Savings
2022	Palisades retirement	$90 MM
2023	Karn 1&2 coal unit retirements (adj. O&M savings[b])	$30 MM
2025	MCV contract change	$50 MM
2031 & Beyond	Campbell coal unit retirements (adj. O&M savings[b])	$60 MM

>$200 MM identified future cost savings

PLUS CE WAY PRODUCTIVITY

Presentation endnotes are included after the appendix.

. . . offers cost reduction opportunities to maintain customer affordability.

8

9 Engaged Workforce… …Outstanding Customer Experience. …Delivers Productivity and… Excellence Through the . . . . . . d rives world class performance, delivering hometown service. 2015 2020 (Engagement) 2015 2020 ( CXi Index a ) 2010 2020 (Capex/Headcount) ($ in thousands) $290 $120 83% 76 81% Up ~2.5x 37 Up >2x Bottom quartile Top quartile fo r U.S. utilities since 2011 Top quartile across all industries Presentation endnotes are included after the appendix.

10 Top - Tier Michigan Regulatory Environment . . . . . . aligns incentives for all stakeholders. Legislative Framework Strong Leadership Top Tier Regulatory Environment a Timely investment recovery − Forward - looking test years − 10 - month rate cases Supporti ve Incentives − Constructive ROEs − 10.7% ROE for RPS − EE incentive (~$45 MM/yr) − FCM adder on PPAs Appointed Commissioners 7 10 18 9 7 5 4 3 2 1 Dan Scripps (D), Chair Tremaine Phillips (D) Katherine Peretick (I) 1 Michigan 2013 - present Presentation endnotes are included after the appendix.

11 Q2: File Integrated Resource Plan Q4: Expected final order Dec. : File next rate case Regulatory Outlook . . . Gas 2020 . . . offers limited economic exposure in 2021. 2021 Regulatory / Policy Q1: File next rate case Electric 12/17 Order: U - 20697 a $126 MM 9.9% ROE, 51.11% Equity Ratio 8/10 Settlement Approved: U - 20650 b $144 MM 9.9% ROE, 52.05% Equity Ratio Stay - out until Dec. 2021 Gas 12/17 Order : Order for securitization of Karn 1&2 coal plants ~$688 MM Presentation endnotes are included after the appendix.

12 By Business Segment Utility Enterprises EnerBank Parent & Other CMS Energy EPS - (GAAP) Adjustments a Adjusted (non - GAAP) Full Year Results 2020 Results . . . EPS - (GAAP) Adjustments a Adjusted (non - GAAP) $2.39 0.10 $ 2.49 58¢ 10 68 ¢ $2.64 0. 03 $ 2.67 55 ¢ 1 56 ¢ Adjusted EPS $2.91 0. 12 0. 20 ( 0. 56 ) $ 2.67 2019 2020 2019 2020 Fourth Quarter . . . reflect 7% adjusted EPS growth. Jan. 2020 Adj. Guidance $2. 84 – 2.88 0. 08 – 0.10 0. 18 – 0.20 ( 0. 46 ) – (0.50) $ 2.64 – $2.68 Presentation endnotes are included after the appendix.

2020 Objectives Achieved . . .

CMS ENERGY

	Objectives	Actual
Adjusted EPS (non-GAAP)	\$2.64 – \$2.68	\$2.67 ✓
DPS growth	In-line w/ earnings	+7% ✓
Adjusted OCF (MM)[a]	\$1,750	\$1,976 ✓
FFO/average debt[b] (non-GAAP)	~17%	17½% ✓
Utility investment (Bn)	\$2.2	\$2.3 ✓
Planned equity issuance (MM)	Up to \$250	~\$250 ✓

Presentation endnotes are included after the appendix.

. . . delivering benefits for customers and investors.

13

14 2021 Guidance Offers 6% to 8% Growth . . . . . . compounding on 2020’s actual performance. Utility Enterprises EnerBank Parent and Other Consolidated EPS $3.03 – $3.07 0.12 – 0.13 0.20 – 0.22 (0.52) – (0.55) $2.83 – $2.87 Adjusted EPS +6% to +8%

15 2021 Adjusted EPS . . . 2020 Normal Weather Rates & Investment Customer Initiatives Spend/Cost Savings Usage, Enterprises, Tax & Other 2021 . . . managing through COVID - 19 risks. 6¢ (27)¢ 41¢ 0 ¢ – (4) ¢ $2.67 $2.83 – $2.87 +6% to +8% . . . s upports another year of 6% to 8% growth. Approved ERC U - 20697 Order (effective 1/21) GRC U - 20650 Order (effective 10/20) Amortization of gas tax benefits a $126 MM $144 MM ~$35 MM Safety, reliability & clean energy support x x x Waste elimination x 2021 sales roughly flat Presentation endnotes are included after the appendix.

Managing Work Every Year . . .

CMS ENERGY



Adjusted EPS
2012
2013
2014
2015
2016
2017
2018
2019
2020
Mild winter
(13)¢
Hot summer
+13¢
+7%
Cost productivity above plan
+7¢
Reinvestment
(10)¢
+7%
+18¢
Cost productivity above plan
+7%
+17¢
Mild summer
Record warm
(13)¢
Offsets
+7%
Storms
Cost productivity above plan
+7%
Weather & storms
(16)¢
Cost productivity
+7%
+23¢
Reinvestment
Hot summer
+7%
Cold January
Storms
+7%
(9)¢
Weather & COVID-19
Cost productivity (CE Way) & weather
Reinvestment & customer support
+7%
Significant reinvestment at the Utility since 2013

. . . maximizes benefits for customers and investors year-in and year-out.

16

17 Near - and Long - Term Objectives . . . . . . provide sustainable benefits fo r customers AND investors . Adjusted EPS (non - GAAP) DPS growth Operating cash flow (MM) Target credit ratings Utility investment (Bn) Planned equity issuance (MM) $2.83 – $2.87 In - line w/ earnings $1,850 i nvestment grade $2. 5 Up to $250 2021 +6% to +8% In - line w/ earnings >$10 Bn investment grade ~$2.6/yr Up to $250/yr Long - Term Plan FFO/Debt Target: Mid - teens a (cumulative, over 5 years) Solid FFO/Debt Target: Mid - teens a Solid Presentation endnotes are included after the appendix.

18 Full - Year Impact Sensitivity Adj. EPS OCF Sales a Electric (~35,200 GWh) Gas (~303 Bcf) + 1% + 1 ( ¢) + 7 + 3 ($MM) + 27 + 13 Gas Prices + 50 ¢ + 0 + 60 Utility Earned ROE Electric Gas + 10 bps + 10 + 2 + 1 + 7 + 4 Interest Rates + 25 bps <1 1 Effective Tax Rate (12%) + 100 bps 3 0 EE b Incentives (20% of spend) + 25 MM + 1 + 5 2021 Sensitivities . . . . . . reflect effective risk mitigation. + + + + Electric Residential Commercial Industrial 4¢ 2½ 2¢ (1% Full Year in Volume) 2021 Adj. EPS Sensitivities Gas ½ ½ ½ Presentation endnotes are included after the appendix.

A Simple Investment Thesis . . .



Clean Energy Leader
Diversified Service Territory
Aging Infrastructure
CMS ENERGY
UTILITY WORK AHEAD
Strong Cash Flow & Balance Sheet
Constructive Legislation
Affordable Prices

Nearly two decades of industry-leading financial performance

Industry-leading clean energy commitment
Net Zero Carbon (2040) & Net Zero Methane (2030)[a]

Excellence through the CE WAY

Top-tier regulatory jurisdiction[b]

Premium total shareholder return
6% to 8% adjusted EPS growth + ~3% dividend yield

Presentation endnotes are included after the appendix.

. . . delivers results for ALL our stakeholders.

19

20 20 Q&A Thank You

21 21 Appendix

22 Utility Customer Investment Plan Enter “so what” if necessary – Century Gothic, Bold, Size 18 or smaller 22 Clean Energy Generation Electric Utility Gas Utility Total Depreciation & Amortization $0.3 1.1 1.1 $ 2.5 $1.1 2025 $0.5 1.0 1.0 $ 2.5 $1.2 2022 2023 2024 Total 2021 $0.5 1.1 0.9 $ 2.5 $1.3 $0.5 1.1 1.1 $ 2.7 $1.2 $0.6 1.2 1.2 $ 3.0 $1.1 5 - Year Plan ($ Bn) $2.4 5.5 5.3 $ 13.2 $ 5.9 ~40% a in support of Clean Energy Transition Presentation endnotes are included after the appendix.

Rate Base Growth . . .

Rate Base


Clean Energy Generation
Electric
Gas
>7%/yr[a]
~$21½ Bn
~$28 Bn
2021
2025

ROE Enhancements

- ✓ **20% EE incentive**
  ~$45 MM/yr in 5-yr plan
- ✓ **PPA incentives (FCM)**
  PPA payment x WACC
- ✓ **10.7% ROE on RPS investments**
  ~$1.2 Bn rate base in 5-yr plan

Presentation endnotes are included after the appendix.

. . . reflects over 7% annual growth over next 5 years.

23

24 Declining Exposure to Coal . . . . . . with plans to eliminate completely. Campbell 3 Campbell 3 Campbell 1&2 Campbell 1&2 <10% 2016 Today 2023 2040 ~1½% ~12% 2008 Today 2040 (Estimated Clean Energy % Adjusted EPS) 2016 Classic 7 retirement 2031 2039 (4)% (5½)% $3 - $6 Bn Solar Investment PLUS Incentives on PPAs and Demand Response 0% Coal % of Rate Base a Clean Energy Mix b 2023 Karn 1&2 retirement <15% <10% 20% Presentation endnotes are included after the appendix.

25 Operating Cash Flow Generation . . . (1.1) $2.3 2020 2021 2022 2023 2024 2025 $1. 85 $1. 95 $ 2.05 $2.15 $2.25 Amount (Bn) Cash flow before dividend Investment NOLs b & Credits $0.6 $0.5 $0.6 $0.6 $0.5 $0.4 ~$10¼ Bn in aggregate . . . remains strong and supports our capital plan. $1. 98 a Adj. Presentation endnotes are included after the appendix.

26 Consumers Energy: First Mortgage Bonds Term Loan CMS Energy: Hybrid Term Loan Planned Equity Retirements (incl. term loans): Consumers Energy CMS Energy Other: Pension Contribution Existing Facilities $850 MM (Jun - 2023) $550 MM (Jun - 2023) $250 MM (Nov - 2022) Consumers Energy CMS Energy Financings 2021 Planned Financings . . . 2020 (MM) $1 ,661 $300 $900 $300 ~$250 $1,060 $400 $700 2021 Plan (MM) $665 -- $ 235 -- Up to $250 -- $ 200 -- >$1.6 Bn a of net liquidity position with no CP outstanding (as of 12/31/20) . . . with a focus on liquidity management and interest savings. Opportunistic financings create customer benefits Presentation endnotes are included after the appendix.

27 . Ratings Drivers Credit Metrics Maintained . . . Consumers Energy CMS Energy • Strong financial position • Growing operating cash flow • Return on regulated investment • Supportive regulatory environment Senior Secured Commercial Paper Outlook Senior Unsecured Junior Subordinated Outlook Last Review A A - 2 Stable BBB BBB - Stable Jan. 2021 Aa3 P - 1 Negative Baa1 Baa2 Negative Jul. 2020 A+ F - 2 Stable BBB BB+ Stable Dec. 2020 S&P Moody’s Fitch . . . at solid investment - grade levels.

28 2020 Adjusted EPS . . . 2019 Weather Rates & Investment Costs Savings Usage, Tax & Other 2020 . . . managing through COVID - 19 risks. (12) ¢ 20 ¢ 31 ¢ (21) ¢ $2.49 $2.67 +7% . . . up 7% from prior year.

29 Residential Electric 36% Residential Gas 25% Commercial 28% Other Industrial 8% Auto 2% Other 1% 2020 Electric & Gas Rate Mix b Utility Sales Continue to Recover . . . Combined Residential >60% . . . a nd are supported by favorable mix. Weather - Normalized Electric Deliveries a (2020 vs. 2019) Res. Com. Ind. Total 5% (6)% (10)% c (2) % c Presentation endnotes are included after the appendix.

30 30 Endnotes

31 31 Slide 3: a Methane emissions from our natural gas delivery system and carbon emissions company - wide b UBS Research, 2020 state rankings and D.C. Slide 5: a Adjusted operating cash flow (non - GAAP), excludes $700 MM discretionary pension contributions in 2020 (non - GAAP) Slide 6: a By CultureIQ , top quartile for U.S. utilities b Source : Data from CXi Forrester Index, top quartile across all industries c RFPs for 300 MW in 2020 d Includes electric clean generation, distribution, grid modernization and gas infrastructure modernization e Adjusted EPS (non - GAAP) CAGR Slide 7: a Includes electric clean generation, distribution, grid modernization and gas infrastructure modernization b Assumes ~$21½ billion rate base in 2021, $28 Bn in 2025, CAGR c Includes wind, solar, hydro and energy efficiency; 2008: (~$100 MM hydro rate base x 10.7% ROE x 42.1% equity ratio) ÷ 235 MM O/S ÷ $1.21 EPS = ~1½%; Today/2020: [(~$1 Bn renewables rate base x 10.7% ROE x 40.2% equity ratio ) + (~$400 MM hydro rate base x 10 .0% ROE x 42.2% equity ratio) + $31 MM tax - effected energy efficiency] ÷ 286.5 MM O/S ÷ $2.67 EPS = ~12% Slide 8: a 2019 Consumers Energy bill as % of Michigan household income, in current dollars. Source: Fred.stlouisfed.org, Bls.gov b Excludes potential fuel savings Slide 9: a Source : Data from Forrester CXi Index Slide 10: a UBS Research, 2020 state rankings and D.C. Slide 11: a Excludes $10 MM non - jurisdictional deficiency and includes $36 MM Calc C DFIT amortization b Includes ~$84.5 MM acceleration of amortization of tax liabilities Oct. 2021 - Sept. 2022 Slide 12: a See appendix slide 36 Slide 13: a Adjusted operating cash flow, excludes $700 MM discretionary pension contribution in 2020 (non - GAAP) b Not reflective of rating agency adjustments Presentation Endnotes ( pg 1)

32 32 Slide 15: a Rate relief equivalent Slide 17: a Reflects rating agency adjustments Slide 18: a Reflects 2021 sales forecast; weather - normalized b Energy Efficiency Slide 19: a Methane emissions from our natural gas delivery system and carbon emissions company - wide b UBS Research, 2020 state rankings and D.C. Slide 22: a Includes electric clean generation, distribution, grid modernization and gas infrastructure modernization Slide 23: a Assumes ~$21½ billion rate base in 2021, $28 Bn in 2025, CAGR Slide 24: a Coal rate base based on calendar year; total rate base based on a 13 - month average b Includes wind, solar, hydro and energy efficiency; 2008: (~$100 MM hydro rate base x 10.7% ROE x 42.1% equity ratio) ÷ 235 MM O/S ÷ $1.21 EPS = ~1½%; Today/2020: [(~$1 Bn renewables rate base x 10.7% ROE x 40.2% equity ratio ) + (~$400 MM hydro rate base x 10.0% ROE x 42.2% equity ratio) + $31 MM tax - effected energy efficiency ] ÷ 286.5 MM O/S ÷ $2.67 EPS = ~12% Slide 25: a Excludes $700 MM discretionary pension contributions in 2020 (non - GAAP) b After - tax Slide 26: a $1,624 MM in available revolvers + $168 MM of unrestricted cash - $145 MM of cash at EnerBank and other Slide 29: a 2020 year over year change in GWh, excludes ROA and other b Tariff net of PSCR and GCR c Excludes one large, low - margin industrial customer Presentation Endnotes ( pg 2)

33 33 GAAP Reconciliation

CMS ENERGY CORPORATION
Reconciliation of GAAP EPS to Non-GAAP Adjusted EPS by Segment
(Unaudited)

CMS ENERGY

	In Millions, Except Per Share Amounts			
	Three Months Ended		Twelve Months Ended	
	12/31/20	12/31/19	12/31/20	12/31/19
Electric Utility				
Reported net income per share	$ 0.32	$ 0.32	$ 1.94	$ 1.79
Reconciling items:				
Other exclusions from adjusted earnings	0.01	0.02	0.04	0.02
Tax impact	(*)	(*)	(0.01)	(*)
Voluntary separation program	*	-	0.03	-
Tax impact	(*)	-	(0.01)	-
Adjusted net income per share – non-GAAP	$ 0.33	$ 0.34	$ 1.99	$ 1.81
Gas Utility				
Reported net income per share	$ 0.34	$ 0.40	$ 0.91	$ 0.82
Reconciling items:				
Other exclusions from adjusted earnings	*	-	*	-
Tax impact	(*)	-	(*)	-
Voluntary separation program	-	-	0.01	-
Tax impact	-	-	(*)	-
Adjusted net income per share – non-GAAP	$ 0.34	$ 0.40	$ 0.92	$ 0.82
Enterprises				
Reported net income per share	$ 0.01	$ 0.01	$ 0.13	$ 0.12
Reconciling items:				
Other exclusions from adjusted earnings	(*)	(*)	*	*
Tax impact	*	*	(*)	(*)
Tax reform	-	-	(0.01)	-
Voluntary separation program	*	-	*	-
Tax impact	(*)	-	(*)	-
Adjusted net income per share – non-GAAP	$ 0.01	$ 0.01	$ 0.12	$ 0.12
EnerBank				
Reported net income per share	$ 0.08	$ 0.06	$ 0.20	$ 0.17
Reconciling items:				
Other exclusions from adjusted earnings	-	-	-	-
Adjusted net income per share – non-GAAP	$ 0.08	$ 0.06	$ 0.20	$ 0.17
Corporate Interest and Other				
Reported net loss per share	$ (0.20)	$ (0.21)	$ (0.54)	$ (0.51)
Reconciling items:				
Other exclusions from adjusted earnings	*	0.11	(*)	0.11
Tax impact	(*)	(0.03)	*	(0.03)
Tax reform	-	-	(0.02)	-
Adjusted net loss per share – non-GAAP	$ (0.20)	$ (0.13)	$ (0.56)	$ (0.43)
Consolidated				
Reported net income per share	$ 0.55	$ 0.58	$ 2.64	$ 2.39
Reconciling items:				
Other exclusions from adjusted earnings	0.01	0.13	0.04	0.13
Tax impact	(*)	(0.03)	(0.01)	(0.03)
Tax reform	-	-	(0.03)	-
Voluntary separation program	*	-	0.04	-
Tax impact	(*)	-	(0.01)	-
Adjusted net income per share – non-GAAP	$ 0.56	$ 0.68	$ 2.67	$ 2.49
Average Common Shares Outstanding – Diluted	286.9	284.8	286.3	284.3

* Less than $0.01 per share

34

35 CMS ENERGY CORPORATION Reconciliation of GAAP Net Income to Non - GAAP Adjusted Net Income by Quarter (Unaudited ) Net Income Available to Common Stockholders $ 243 $ 136 $ 218 $ 158 Reconciling items: Electric utility and gas utility 15 4 4 2 Tax impact (4) (1) (1) (1) Enterprises 1 (*) * (*) Tax impact (4) * (*) * EnerBank - - - - Tax impact - - - - Corporate interest and other (2) * (*) * Tax impact (4) (*) * (*) Adjusted Net Income – Non-GAAP $ 245 $ 139 $ 221 $ 159 Average Common Shares Outstanding – Diluted 285.2 286.5 286.9 286.9 Diluted Earnings Per Average Common Share $ 0.85 $ 0.48 $ 0.76 $ 0.55 Reconciling items: Electric utility and gas utility 0.05 0.02 0.01 0.01 Tax impact (0.01) (0.01) (*) (*) Enterprises * (*) * (*) Tax impact (0.01) * (*) * EnerBank - - - - Tax impact - - - - Corporate interest and other (*) * (*) * Tax impact (0.02) (*) * (*) Adjusted Diluted Earnings Per Average Common Share – Non-GAAP $ 0.86 $ 0.49 $ 0.77 $ 0.56 Net Income Available to Common Stockholders $ 213 $ 93 $ 207 $ 167 Reconciling items: Electric utility and gas utility - - - 6 Tax impact - - - (1) Enterprises (*) * 1 (1) Tax impact * (*) (*) * EnerBank - - - - Tax impact - - - - Corporate interest and other * * * 31 Tax impact (*) (*) (*) (8) Adjusted Net Income – Non-GAAP $ 213 $ 93 $ 208 $ 194 Average Common Shares Outstanding – Diluted 283.6 284.0 284.6 284.8 Diluted Earnings Per Average Common Share $ 0.75 $ 0.33 $ 0.73 $ 0.58 Reconciling items: Electric utility and gas utility - - - 0.02 Tax impact - - - (*) Enterprises (*) * * (*) Tax impact * (*) (*) * EnerBank - - - - Tax impact - - - - Corporate interest and other * * * 0.11 Tax impact (*) (*) (*) (0.03) Adjusted Diluted Earnings Per Average Common Share – Non-GAAP $ 0.75 $ 0.33 $ 0.73 $ 0.68 * Less than $0.5 million or $0.01 per share. In Millions, Except Per Share Amounts 2020 1Q 2Q 3Q 4Q In Millions, Except Per Share Amounts 2019 1Q 2Q 3Q 4Q

36 CMS ENERGY CORPORATION Reconciliation of GAAP Net Income to Non - GAAP Adjusted Net Income (Unaudited) Net Income Available to Common Stockholders $ 158 $ 167 $ 755 $ 680 Reconciling items: Other exclusions from adjusted earnings 2 36 13 37 Tax impact (1) (9) (3) (9) Tax reform - - (9) - Voluntary separation program * - 11 - Tax impact (*) - (3) - Adjusted net income – non-GAAP $ 159 $ 194 $ 764 $ 708 Average Common Shares Outstanding Basic 285.7 283.0 285.0 283.0 Diluted 286.9 284.8 286.3 284.3 Basic Earnings Per Average Common Share Reported net income per share $ 0.55 $ 0.59 $ 2.65 $ 2.40 Reconciling items: Other exclusions from adjusted earnings 0.01 0.13 0.04 0.13 Tax impact (*) (0.03) (0.01) (0.03) Tax reform - - (0.03) - Voluntary separation program * - 0.04 - Tax impact (*) - (0.01) - Adjusted net income per share – non-GAAP $ 0.56 $ 0.69 $ 2.68 $ 2.50 Diluted Earnings Per Average Common Share Reported net income per share $ 0.55 $ 0.58 $ 2.64 $ 2.39 Reconciling items: Other exclusions from adjusted earnings 0.01 0.13 0.04 0.13 Tax impact (*) (0.03) (0.01) (0.03) Tax reform - - (0.03) - Voluntary separation program * - 0.04 - Tax impact (*) - (0.01) - Adjusted net income per share – non-GAAP $ 0.56 $ 0.68 $ 2.67 $ 2.49 * Less than $0.5 million or $0.01 per share. In Millions, Except Per Share Amounts Management views adjusted (non-Generally Accepted Accounting Principles) earnings as a key measure of the Company's present operating financial performance and uses adjusted earnings for external communications with analysts and investors. Internally, the Company uses adjusted earnings to measure and assess performance. Adjustments could include items such as discontinued operations, asset sales, impairments, restructuring costs, regulatory items from prior years, or other items detailed in these summary financial statements. Adjusted earnings should be considered supplemental information to assist in understanding our business results, rather than as a substitute for reported earnings. Three Months Ended Twelve Months Ended 12/31/20 12/31/19 12/31/20 12/31/19

CMS ENERGY CORPORATION
Earnings Per Share By Year GAAP Reconciliation
(Unaudited)

CMS ENERGY CORPORATION
Earnings Per Share By Year GAAP Reconciliation
(Unaudited)

	2003	2004	2005	2006	2007	2008
Reported earnings (loss) per share - GAAP	($0.30)	$0.64	($0.44)	($0.41)	($1.02)	$1.20
Pretax items:						
Electric and gas utility	0.32	(0.60)	-	-	(0.06)	0.08
Tax impact	(0.11)	0.21	-	-	(0.01)	(0.03)
Enterprises	0.93	0.97	0.06	(0.12)	1.67	(0.02)
Tax impact	(0.19)	(0.35)	(0.02)	0.10	(0.42)	*
EnerBank	-	-	-	-	-	-
Tax impact	-	-	-	-	-	-
Corporate interest and other	0.25	(0.06)	0.06	0.45	0.17	0.01
Tax impact	(0.09)	0.03	(0.02)	(0.18)	(0.49)	(0.03)
Discontinued operations (income) loss, net	(0.16)	0.02	(0.07)	(0.03)	0.40	(*)
Asset impairment charges	-	-	2.80	1.07	0.93	-
Tax impact	-	-	(0.98)	(0.31)	(0.33)	-
Cumulative accounting changes	0.25	0.02	-	-	-	-
Tax impact	(0.09)	(0.01)	-	-	-	-
Adjusted earnings per share, including MTM - non-GAAP	$0.81	$0.87	$1.39	$0.57	$0.84	$1.21 (a)
Mark-to-market		0.04	(0.65)	0.80		
Tax impact		(0.01)	0.22	(0.29)		
Adjusted earnings per share, excluding MTM - non-GAAP	NA	$0.90	$0.96	$1.08	NA	NA

	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018	2019	2020	2020 over 2003 CAGR	2020 over 2019 Growth
Reported earnings (loss) per share - GAAP	$0.91	$1.28	$1.58	$1.42	$1.66	$1.74	$1.89	$1.98	$1.64	$2.32	$2.47	$2.64	GAAP: NM	GAAP: 6.9%
Pretax items:														
Electric and gas utility	0.55	0.05	-	0.27	-	-	-	0.04	-	-	0.02	0.08		
Tax impact	(0.22)	(0.02)	-	(0.10)	-	-	-	(0.01)	0.12 (b)	0.01	(*)	(0.02)		
Enterprises	0.14	(0.05)	*	(0.01)	*	0.05	*	*	*	0.02	*	*		
Tax impact	(0.05)	0.02	(0.11)	*	(*)	(0.02)	(*)	(*)	0.20 (b)	(0.02)	(*)	(0.01)		
EnerBank	-	-	-	-	-	-	-	-	-	-	-	-		
Tax impact	-	-	-	-	-	-	-	-	0.01 (b)	*	-	-		
Corporate interest and other	0.01	*	-	*	*	*	*	0.02	0.01	*	*	(*)		
Tax impact	(*)	(*)	(0.01)	(*)	(*)	(*)	(*)	(0.01)	0.19 (b)	(*)	(*)	(0.02)		
Discontinued operations (income) loss, net	(0.08)	0.08	(0.01)	(0.03)	*	(*)	(*)	*	*	(*)	(*)	*		
Asset impairment charges	-	-	-	-	-	-	-	-	-	-	-	-		
Tax impact	-	-	-	-	-	-	-	-	-	-	-	-		
Cumulative accounting changes	-	-	-	-	-	-	-	-	-	-	-	-		
Tax impact	-	-	-	-	-	-	-	-	-	-	-	-		
Adjusted earnings per share, including MTM - non-GAAP	$1.26	$1.36	$1.45	$1.55	$1.66	$1.77	$1.89	$2.02	$2.17	$2.33	$2.49	$2.67	Adjusted: 7.3%	Adjusted: 7.2%
Mark-to-market														
Tax impact														
Adjusted earnings per share, excluding MTM - non-GAAP	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA	NA		

* Less than $0.01 per share.

(a) $1.25 excluding discontinued Exeter operations and accounting changes related to convertible debt and restricted stock.

(b) Reflects the impact of tax reform.

37

38 CMS ENERGY CORPORATION Reconciliation of GAAP Operating Activities to Non - GAAP Operating Activities (Unaudited) (MM) 2020 GAAP Net cash provided by operating activities 1,276$ 700 Non-GAAP Net cash provided by operating activities 1,976$ Add back discretionary pension contribution

39 CMS ENERGY CORPORATION Reconciliation of Non - GAAP FFO to Average Debt Ratio (Unaudited) FUNDS FROM OPERATIONS Net Cash Provided by Operating Activities $ 1,276 Reconciling items: Pension contributions 700 Net changes in assets and liabilities (working capital)Working capital 50 None RequiredOther (174) Funds From Operations (FFO) – Non-GAAP $ 1,852 AVERAGE DEBT Indebtedness Long-term debt (1) $ 15,118 $ 13,062 Finance leases and other financing (1) 78 95 Notes payable - 90 Total Indebtedness 15,196 13,247 Reconciling items: Securitization debt (1) (225) (251) EnerBank debt (1) (2,804) (2,389) 50% of Junior subordinated notes (1,005) (555) Adjusted Debt – Non-GAAP $ 11,162 $ 10,052 Average Debt – Non-GAAP $ 10,607 (1) FFO TO AVERAGE DEBT RATIO Funds from operations (FFO) – non-GAAP $ 1,852 Average debt – non-GAAP $ 10,607 FFO to Average Debt Ratio – Non-GAAP 17.5% 12/31/20 In Millions Year Ended 12/31/20 In Millions As of 12/31/20 12/31/19 Includes current and non-current portions. In Millions, Except Ratio Year Ended